Exhibit 10.28

AMENDMENT TO INX LIMITED SUBSCRIPTION ESCROW AGREEMENT

This Amendment (this “Amendment”) is entered into March 11, 2020 by and between INX Limited (“INX”) and Metropolitan Commercial Bank (“Bank”).

RECITALS

WHEREAS, the parties have entered into that certain Subscription Escrow Agreement (“Agreement”), executed as of January 7, 2020; and subsequently amended under Amendment #1 between the parties dated January 15, 2020; and

WHEREAS, The parties have agreed that the Agreement is to be revised as set forth herein.

NOW THEREFORE, in consideration of the promises and covenants set forth above and contained herein, the parties agree as follows:

AMENDMENT TO AGREEMENT

Section 2(d) is revised in the first line by changing the amount from “$5,000,000.00” to “$7,500,000.00”.

By executing this Amendment below, each of the undersigned parties hereby certifies that it understands its contractual obligations and shall comply with them. The parties agree that the Agreement, as amended by this Amendment, shall otherwise remain in full force and effect in accordance with its terms, except as specifically amended herein, with effect from and including the date hereof. In the event of a conflict, ambiguity or contradiction in terms, this Amendment shall control.

IN WITNESS WHEREOF, Program Manager and Bank have executed this Amendment as of the date set forth above.

INX Limited		Metropolitan Commercial Bank (“Bank”)

By	/s/ Alan Silbert	By	/s/ Nick Rosenberg
Name & Title: Alan Silbert, Director		Name & Title: Nick Rosenberg, EVP

		By	/s/ Michael A. Guarino
Name & Title: Michael A. Guarino, EVP

Amendment, Metropolitan Commercial Bank 1 | 1